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                                  EXHIBIT 23





                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into the Company's previously filed Registration Statement Nos. 33-47323 and 33-60361.


                             Arthur Andersen LLP

Chicago, Illinois
March 25, 1999